UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2004

Waters Instruments, Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-1388	No. 41-0832194
(Commission File Number)	(IRS Employer Identification No.)

13705 26th Ave. N., Suite 102

Minneapolis, MN   55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 551-1125

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

This Form 8-K amendment is being filed solely to correct the item number under which the reporting event was described.

Item 8.01.  Other Events.

On July 16, 2004, Waters Instruments, Inc. issued a press release announcing its appearance on the Fortune Small Business magazine top 100 list of America’s fast-growing small public companies.  The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 9.01.  Financial Statements and Exhibits.

(a)                                  Financial statements:  None.

(b)                                 Pro forma financial information:  None.

(c)                                  Exhibits:

99.1                           Press Release dated July 16, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2004

WATERS INSTRUMENTS, INC.

	By	/s/ Jerry W. Grabowski
Jerry W. Grabowski Chief Executive Officer and President

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBIT INDEX TO FORM 8-K/A

Date of Report:	Commission File No.:
July 16, 2004	0-1388

WATERS INSTRUMENTS, INC.

EXHIBIT NO.	ITEM

99.1*	Press release dated July 16, 2004.

*  Previously filed.